Subsequent Events	12 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events

NOTE 16 – SUBSEQUENT EVENTS

On July 4, 2019, the Company made additional capital contribution of RMB 3.0 million ($0.4 million) to increase the paid-in capital of Meijia.

On July 30, 2019, the Company renegotiated and signed a new Corporate and Executive Service Agreement with TJ Capital to provide strategic consulting services to the Company relating to services such as investor relations, capital markets and shareholder value creation strategy. The consulting service period is for two years, unless sooner terminated by either party or extended by the agreement of both parties. Pursuant to the agreement, as the compensation for the services, TJ Capital will be granted stock options to purchase 160,000 shares of the Company’s Class A common shares. The options are exercisable at a purchase price of $1.50 per share, and the options shall be deemed to be fully paid at a rate of 6,667 options per month, commencing on August 1, 2019. The aggregated fair value of the options granted to TJ Capital was $284,300. The fair value has been estimated using the Black-Scholes pricing model with the following weighted-average assumptions: market value of underlying stock of $2.90; risk free rate of 1.85%; expected term of 2 years; exercise price of the options of $1.50; volatility of 77.0%; and expected future dividends of $Nil.

On August 9, 2019, the Company entered into a loan agreement with ICBC to borrow RMB 12 million ($1.8 million) as working capital for one year. The loan bears a variable interest rate based on the prime interest rate set by the People’s Bank of China at the time of borrowing, plus 1.345 basis points. Mr. Silong Chen, the CEO of the Company, provided personal guarantee for the loan.

On August 20, 2019, the Company repaid the bank loan of RMB 20 million ($3.0 million) borrowed from Bank of Communications upon maturity. On September 5 and September 10, 2019, the Company entered into a loan agreement with Bank of Communications to borrow RMB 18 million ($2.6 million) as working capital for one year. The loans bear a variable interest rate based on the prime interest rate set by the People’s Bank of China at the time of borrowing, plus 1.405 basis points. The Company pledged the land use right of approximately $2.2 million and buildings of approximately $8.4 million acquired from Meijia as collateral to secure this loan. Mr. Silong Chen, the CEO of the Company, provided personal guarantee for the loans.